EXHIBIT 99.1

FOR IMMEDIATE RELEASE
6:00 a.m. EST
10.30.2007

ISILON SYSTEMS LAUNCHES OPERATIONS IN ASIA PACIFIC

Establishes Business Operations and Channel Partnerships in Australia, China, Hong Kong and
Singapore to Meet Growing Market Demand for Industry-Leading Clustered Storage Solutions

Turner Entertainment Networks Asia, Walt Disney Television Singapore, Rhythm & Hues India, Rising
Sun Pictures, Thomson neTVision and Video 8, Among Isilon’s First Customers in Asia Pacific

SEATTLE, WA — October 30, 2007 — In its focused pursuit to expand the global marketplace for its IQ clustered storage solutions, Isilon® Systems [NASDAQ: ISLN], the leader in clustered storage, today announced the launch of business operations in Asia Pacific with business offices and channel partnerships in Australia, China, Hong Kong and Singapore. Isilon’s Asia Pacific operations are led by Tom Pettigrew, Isilon’s Vice President and General Manager of APAC, who was formerly Isilon’s Vice President of Global Sales Partners. Isilon also today announced that Rhythm & Hues India, Rising Sun Pictures, Thomson neTVision, Turner Entertainment Networks Asia, Inc., Video 8, and Walt Disney Television Singapore, are among Asia Pacific companies already using Isilon IQ to speed access to critical business information, while cost-effectively managing storage growth.

“The digital age is transforming the way business is conducted across the globe, leading to continued demand for our unique clustered storage systems as enterprise businesses use Isilon IQ to maximize the value and opportunity of their rapidly expanding stores of digital content and unstructured data,” said Steve Fitz, Senior Vice President, Worldwide Sales, Isilon Systems. “By expanding into the Asia Pacific geography, we complete the initial phase of our worldwide expansion and prime our business for continued development and success. With our deeply experienced and talented APAC team, Isilon is well-positioned to begin delivering the breakthrough benefits of Isilon IQ clustered storage to the burgeoning Asia Pacific market.”

Top Talent and Partners Lead APAC Operations

Reporting to Isilon’s Senior Vice President of Worldwide Sales, Isilon’s Asia Pacific business operations are lead by Vice President and General Manager, Tom Pettigrew. Pettigrew previously spent three and one half years as Isilon’s Vice President of Global Sales Partners, where he forged Isilon’s Smart Partner channel and OEM programs and established Isilon’s operations in Japan, Korea and Europe. Joining Isilon’s dedicated and experienced team is an ecosystem of leading Asia Pacific VAR’s including ASI, Data Management Australia, Magna Systems and Techtel in Australia; BCC and Beijing Teamsun Technology Co., Ltd. in China; New Digital Technology Holdings, Ltd. in Hong Kong; and BluePrint Global Services, Jay Kushal Exports, RK Systems Pte, Ltd., and Shaf Broadcast PVT, Ltd. in Singapore and India.

“For the past 35 years, Magna Systems and Engineering has provided complete, end-to-end solutions to the broadcast and communications industries.  As part of this experience, we have witnessed a fundamental shift in the type of critical information our enterprise customers must effectively store and manage to power their businesses,” said Craig Armsworth, Group Manager, Systems & Digital Media, Magna Systems & Engineering. “Today, the challenges associated with storing digital content and unstructured data are driving our customers to deploy next generation solutions to better manage their storage growth. By joining with Isilon to deliver their clustered storage systems to the Asia Pacific market, we can now provide our customers with a breakthrough solution for maximizing the value of their critical business information.”

Leading Companies Accelerate Workflow with Isilon IQ

As Isilon continues its push to deliver clustered storage solutions to the global marketplace, it has already attracted a wide variety of leading enterprise customers, with more than 500 customers worldwide using Isilon IQ to effectively store and manage their critical business information. Additionally, Isilon’s APAC operations boast customers such as Rhythm & Hues India, Rising Sun Pictures, Thomson neTVision, Turner Broadcasting Networks Asia, Video 8, and Walt Disney Television Singapore, among others.

“At Rhythm and Hues India, delivering breakthrough visual effects and animation to our customers and audiences alike is core to our mission and is the driving force of our business growth,” said Prashant Buyyala, Managing Director, Rhythm & Hues India. “Isilon IQ delivers the high performance, scalability, reliability and ease of use we require to execute our state-of-the-art Hollywood productions, meet critical deadlines, and give our artists the power and flexibility to really express their creative talents.”

Isilon IQ

Powered by OneFS®, Isilon IQ delivers the industry’s first single file system that unifies and provides instant and ubiquitous access to the rapidly growing stores of digital content, eliminating the cost and complexity barriers of traditional storage architectures. OneFS is a unified operating system software layer that powers all of Isilon’s award-winning IQ family of clustered storage systems including the Isilon IQ 200, 1920, 3000, 6000, 9000, Accelerator, and EX 6000 and 9000. Isilon also provides a robust suite of software applications including SnapshotIQ®, SmartConnect™, SmartQuotas, MigrationIQ™ and SyncIQ™ that leverage OneFS and clustered storage, providing the highest levels of data protection and automated data management.

About Isilon Systems
Isilon Systems (NASDAQ: ISLN) is the worldwide leader in clustered storage systems and software for digital content and unstructured data, enabling enterprises to transform data into information – and information into breakthroughs.  Isilon’s award-winning family of IQ clustered storage systems combines Isilon’s OneFS operating system software with the latest advances in industry-standard hardware to deliver modular, pay-as-you-grow, enterprise-class storage systems.  Isilon’s clustered storage solutions speed access to critical business information while dramatically reducing the cost and complexity of storing it.  Information about Isilon can be found at http://www.isilon.com.

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Safe Harbor Statement

This press release contains “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance. These forward-looking statements are based on management’s expectations and assumptions which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The use of words such as “intends”, “believes” and “expects,” among others, generally identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. Such forward-looking statements may relate, among other things, to our expected financial and operating results, the benefits of our products, technologies and services and our ability to achieve our goals, plans and objectives.

Actual results and the timing and outcome of events may differ materially from those expressed or implied in the forward-looking statements for a variety of reasons, including, among others: risks associated with anticipated growth in the storage of unstructured, digital content; competitive factors, including changes in the competitive environment, pricing pressures, sales cycle time and increased competition; our ability to build and expand our direct sales operations and reseller distribution channels; our ability to build sales backlogs and improve sales linearity; general economic and industry conditions, including expenditure trends for storage-related products; new product introductions and our ability to develop and deliver innovative products while managing product lifecycles; our ability to provide high-quality products, service and support offerings; our reliance on a limited number of suppliers and our ability to forecast demand for our products and potential shortages or price fluctuations in our supply chain; risks associated with international operations; and other important factors as described in our reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described in the sections captioned “Risk Factors” in our most recently submitted Form 10-K and Form 10-Q.

Except as required by law, Isilon Systems, Inc. undertakes no obligation to update any forward-looking or other statements in this press release, whether as a result of new information, future events or otherwise.

The names of companies mentioned herein are the trademarks of their respective owners.

For More Information, Press Only:

Isilon Systems:

Lucas Welch, Isilon Systems, +1-206-315-7621, lucas.welch@isilon.com